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                                                                    EXHIBIT 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of the 15th day of January, 2003, by and between STEEL CITY PRODUCTS, INC., a Delaware corporation (the "Borrower") and NATIONAL CITY BANK OF PENNSYLVANIA (the "Bank").

                                   BACKGROUND

         A. The Borrower and the Bank entered into a certain Credit Agreement dated as of July 13, 2001 (as amended, supplemented, replaced or otherwise modified, the "Agreement") pursuant to which the Bank has made a credit facility or facilities available to the Borrower.

         B. The Borrower has requested the Bank to permit certain subordinated indebtedness, and the Bank is willing to do so upon the terms and conditions set forth in this Amendment.

         NOW THEREFORE, intending to be legally bound hereby, the parties hereto amend the Agreement and agree as follows:

         Section 1. Capitalized Terms.

         Unless otherwise specified herein, capitalized terms used in this Amendment (including the BACKGROUND above) without definition shall have the same meaning as set forth in the Agreement as amended by this Amendment.

         Section 2. Amendments.

         The Agreement is hereby amended as follows:

         2.1 Section 6.03 of the Agreement is hereby supplemented to include the following subsection (f) at the end thereof:

                  "(f) Subordinated Indebtedness from January 15, 2003, with a maturity of July 15, 2003, which is subject to a Subordination Agreement substantially in the form of Exhibit A hereto; provided, however, that the Bank shall consent to the repayment of the Subordinated Indebtedness described in this item (f) when each of the following items is delivered to the Bank, in form and substance satisfactory to the Bank: (i) the Borrower's December 31, 2002 and March 31, 2003 financial statements, which are in compliance with Section 5.01 hereof; (ii) a Compliance Certificate for each of December 31, 2002 and March 31, 2003, each of which prove compliance with Section 6.01 hereof; (iii) a pro forma Compliance Certificate for each of June 30, 2003, September 30, 2003





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and December 31, 2003, each of which show, to the best of management's information and belief, pro forma compliance with Section 6.01 hereof at such dates; and (iv) evidence that from March 21, 2003 through and including March 31, 2003, there is availability of at least $250,000 under the Revolving Credit Commitment and immediately upon the repayment of Subordinated Indebtedness under this item (f) is made, the availability under the Revolving Credit Commitment is at least $100,000."

         Section 3. Covenants. Representations and Warranties.

         3.1 The Borrower ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Agreement and the other Loan Documents and agrees that it continues to be bound by the terms and conditions thereof as amended by this Amendment; and, the Borrower further confirms and affirms that it has no defense, set off or counterclaim against the same. The Agreement and this Amendment shall be construed as complementing each other and as augmenting and not restricting the Bank's rights, and, except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         3.2 The Borrower ratifies, confirms and reaffirms without condition, all liens and security interests granted to the Bank pursuant to the Agreement and the other Loan Documents, if any, and such liens and security interests shall continue to secure the indebtedness and obligations of the Borrower to the Bank under the Agreement, the Note and the other Loan Documents, including, but not limited to, all loans made by the Bank to the Borrower as amended by this Amendment.

         3.3 The Borrower represents and warrants to the Bank that:

                  (a) This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms;

                  (b) The execution and delivery of this Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof, do not violate or conflict with the organizational agreements of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower;

                  (c) The representations and warranties set forth within
Article III of the Agreement continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time; and


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                  (d) No material adverse change has occurred in the business, operations, consolidated financial condition or prospects of the Borrower since the date of the most recent annual financial statement delivered to the Bank, and no Event of Default or condition which, with the passage of time, the giving of notice or both, could become an Event of Default has occurred and is continuing.

         3.4 The Borrower shall execute or cause to be executed and delivered to the Bank all other documents, instruments and agreements deemed necessary or appropriate by the Bank in connection herewith.

         Section 4. Conditions Precedent.

         4.1 This Amendment shall be effective on the date hereof so long as each of the following conditions has been satisfied:

                  (a) No Event of Default shall have occurred and be continuing on the date of this Amendment.

                  (b) The representations and warranties set forth within
Article III of the Agreement shall continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time only.

                  (c) Contemporaneously with the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Bank:

                           (i) The Subordination Agreement, substantially in the
form of Exhibit A hereto, together with a copy of the subordinated notes related thereto;

                           (ii) A certificate of the corporate secretary or
assistant secretary of the Borrower, dated the date hereof, certifying (1) that the Articles of Incorporation and By-Laws of the Borrower have not been changed since they were delivered to the Bank, or if there have been any such changes, attaching copies thereof as then in effect and (2) as to true copies of all corporate action taken by the Borrower in authorizing the execution, delivery and performance of this Amendment, and the transactions contemplated thereby; and

                           (iii) Such other documents, instruments and
certificates required by the Bank in connection with the transactions contemplated by this Amendment.

         4.2 The Bank shall continue to have a first priority lien on and security interest in the Collateral, if any, previously granted to the Bank.



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         4.3 All legal details and proceedings in connection with the transactions contemplated in this Amendment shall be satisfactory to counsel for the Bank, and the Bank shall have received all such originals or copies of such documents as the Bank may request.

         Section 5. Miscellaneous.

         5.1 This Amendment shall be construed in accordance with, and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof regarding conflicts of law.

         5.2 Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment amends the Agreement and is not a novation thereof.

         5.3 This Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Bank. The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Bank.

         5.4 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment to Credit Agreement the day and year first above written.


ATTEST:                                 STEEL CITY PRODUCTS, INC.



By:  /s/ Karen Stempinski               By:  /s/ Maarten D. Hemsley
     -----------------------------           --------------------------------
   Name: Karen Stempinski                  Name: Maarten D. Hemsley
Title: Assistant Secretary              Title: Chief Financial Officer

                        (SEAL)


                                        NATIONAL CITY BANK
                                        OF PENNSYLVANIA



                                        By:      /s/ Lori B. Shure
                                             --------------------------------
                                           Name: Lori B. Shure
                                        Title: Vice President




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